[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(r)


                               [graphic omitted]


                         MFS(R) EQUITY
                         INCOME FUND


                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Lisa B. Nurme]
     Lisa B. Nurme

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of -9.27%, Class B shares -9.57%, Class C shares -9.52%, and Class I shares -9.09%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 4.11% return for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Fund's returns also compare to a -9.21% return for the average equity income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

A. The Fund underperformed the S&P 500 during what was not a good overall period for value stocks. Instead, this was a time when market performance was very narrowly driven by the usual suspects -- technology stocks. In fact, going back to 1998 and increasingly in 1999, the expensive, higher-growth technology and telecommunications stocks have dominated the market, and that still holds true so far this year.

Q. WHAT ABOUT INDIVIDUAL SECTOR PERFORMANCE?

A. Most value sectors really lagged during this period. The financial, health care, consumer staples, and industrial goods sectors were all down between 24% and 36% over the past six months. Fortunately, better performance in the utilities sector -- particularly in telecommunications and gas, where the Fund had significant holdings -- helped offset some of the poor performance in the other value sectors. In fact, there's still a fair amount of consolidation occurring in gas utilities and telecommunications, a result of significant deregulation of both industries.

Q. GIVEN THIS CHALLENGING MARKET, WHERE HAVE YOU FOUND VALUE?

A. The interesting thing is that, because the market leadership has been so narrow, a very large portion of the market -- including all the traditional sectors value funds play in -- has been left behind. So, there is an abundance of cheap stocks. Trouble is, the market isn't interested. When we're in a momentum-led market like the present one, these stocks just don't capture investor interest.

   Quite frankly, we believe investors have essentially abandoned value stocks, and their prices have suffered the laws of supply and demand. Despite the fact that these nontech stocks have been cheap, there has been no valuation support, usually evidenced by cheap price-to-earnings (P/E) ratio and high yield. (P/E ratios give investors an idea of the earnings power of a company.)

Q. HOW HAVE RISING INTEREST RATES IMPACTED THE FUND'S INVESTMENTS?

A. Rising rates caused some tough times for the Fund's financial services holdings. Although we were underweighted in banks, we were overweighted in life insurance and property and casualty companies.

   The good news is, we think a lot of the damage has been done. Financial stocks are trading at single digit P/Es, and the yields on property and casualty insurance companies like the St. Paul Companies are up around 5%. What that says to us is that financials have already absorbed the damage of rising rates.

Q. HAVE YOU MADE ANY MAJOR SHIFTS IN SECTORS OR INDIVIDUAL HOLDINGS?

A. We raised the Fund's weightings in both the energy and drug sectors. We have taken some profits in gas utilities and telecommunications stocks, so that has brought our utility weighting down.

Q. HOW HAVE RISING OIL PRICES THIS WINTER IMPACTED THE FUND'S ENERGY HOLDINGS?

A. We've seen a notable increase in commodity stock prices -- particularly the more volatile drillers and exploration & production companies which are focused exclusively on oil and gas drilling and production rather than refining. The latter is done by the traditional large-cap integrated companies like BP Amoco, Chevron, Conoco, and Unocal, whose stock prices lagged during the period despite the significant rise in crude oil prices.

   The market has been reluctant to jump in due to a lack of faith that commodities will stay at these high levels. We have chosen to focus on the more stable, large-cap, integrated companies, the best performer in this group was ExxonMobil.

Q. HAVE THE FUND'S INTERNATIONAL HOLDINGS CHANGED DURING THE PAST SIX MONTHS?

A. We still have about 15% of the Fund in foreign stocks, including American depository receipts (ADRs). Though we still are very much interested in foreign investing, we are cautious because some of the same trends that played out in the United States in 1999 are also evident in Europe. For example, narrow market leadership in technology and telecommunications is happening in Europe, with investors abandoning most other sectors of the market. The only difference is the trend in Europe was slightly behind that in the U.S. market. Similar to the situation in the United States, financial services, and consumer staples -- essentially everything nontech and nontelecom in Europe -- have done poorly over the past six months. We still think there are some good opportunities over there, such as cheaper stocks with greater restructuring potential and higher yields.

Q. WHAT IS YOUR VIEW OF THE MARKET ENVIRONMENT GOING FORWARD AS IT RELATES TO THIS FUND?

A. We honestly think that the stocks we own have already suffered the pain of higher interest rates. We also believe rates will continue to inch upward.

   Our feeling is still that the expensive growth stocks are at risk and inflationary pressures are building. Despite market skepticism, crude oil prices are going higher, and the labor pool is strained. In short, if the economy continues to grow at its current pace, we should have inflationary problems.

   If the Federal Reserve Board succeeded in slowing things down -- which we believe would probably take a few more rate hikes -- we would be concerned that these high-multiple stocks are at risk. If the market slows, the buyers of all this technology, including servers, PCs, and software, will likely pull back on their spending. For these reasons, we think being defensive today is even more appropriate than it was a year ago. There is a lot of risk in narrow market leadership. In addition, the valuations in the technology sector have been high -- we don't think tech companies can continue to grow at their current rates in the long run.

   Longer term, we are very constructive about equities. We think value stocks have suffered the pain of rising rates and that when investors look beyond the narrow band of high growth technology stocks, they'll see opportunity in the value sectors. This should be a very interesting next 12 months.

/s/ Lisa B. Nurme
    Lisa B. Nurme
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   LISA B. NURME IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND DIRECTOR OF CONSERVATIVE PORTFOLIO MANAGEMENT. SHE IS PORTFOLIO MANAGER OF MFS(R) EQUITY INCOME FUND AND THE EQUITY INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND, MFS(R) TOTAL RETURN FUND, MFS(R) TOTAL RETURN SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE TOTAL RETURN SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, AND DIRECTOR OF CONSERVATIVE PORTFOLIO MANAGEMENT IN 1999. MS. NURME IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                           PRIMARILY SEEKS REASONABLE INCOME, WITH A
                                       SECONDARY OBJECTIVE OF CAPITAL
                                       APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:               JANUARY 2, 1996

  CLASS INCEPTION:                     CLASS A  JANUARY 2, 1996
                                       CLASS B  NOVEMBER 4, 1997
                                       CLASS C  NOVEMBER 5, 1997
                                       CLASS I   JANUARY 2, 1997

  SIZE:                                $204.8 MILLION NET ASSETS AS OF FEBRUARY
                                       29, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH FEBRUARY 29, 2000

CLASS A
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -9.27%        -1.58%       +41.74%       +88.69%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --         -1.58%       +12.33%       +16.51%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          --         -7.23%       +10.13%       +14.86%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -9.57%        -2.22%       +39.70%       +85.97%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --         -2.22%       +11.79%       +16.10%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          --         -6.05%       +10.98%       +15.80%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -9.52%        -2.14%       +39.73%       +86.02%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --         -2.14%       +11.80%       +16.11%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          --         -3.10%       +11.80%       +16.11%
-----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1996, through February 29, 2000.

CLASS I
                                                       6 Months        1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -9.09%        -1.21%       +43.26%       +89.47%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --         -1.21%       +12.73%       +16.62%
-----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1996, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS         28.8%
FINANCIAL SERVICES                 17.9%
ENERGY                             13.1%
CONSUMER STAPLES                    8.0%
BASIC MATERIALS                     6.8%

TOP 10 STOCK HOLDINGS

EXXONMOBIL CORP.  2.4%                   PHARMACIA & UPJOHN, INC.  1.6%
Integrated oil company                   Pharmaceutical company

WILLIAMS COS., INC.  2.1%                THE ST. PAUL COMPANIES, INC.  1.5%
Natural gas pipeline company             Property and casualty insurance company

BP AMOCO PLC  1.8%                       VALERO ENERGY CORP.  1.5%
British oil and petrochemical company    Oil and gas refining company

TRW, INC.  1.7%                          AKZO NOBEL N.V.  1.5%
Diversified automotive and transport     Dutch diversified chemical company
equipment company
                                         RELIASTAR FINANCIAL CORP.  1.5%
COASTAL CORP.  1.7%                      Life and health insurance company
Oil and natural gas company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 92.7%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 77.3%
  Aerospace - 2.1%
    Boeing Co.                                                           25,800       $    951,375
    TRW, Inc.                                                            70,880          3,402,240
                                                                                      ------------
                                                                                      $  4,353,615
--------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Delphi Automotive Systems Corp.                                     117,900       $  1,967,456
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.7%
    Bank America Corp.                                                   45,399       $  2,091,191
    Bank of New York Co., Inc.                                           41,751          1,390,830
    PNC Bank Corp.                                                       50,558          1,955,963
                                                                                      ------------
                                                                                      $  5,437,984
--------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    International Business Machines Corp.                                14,490       $  1,477,980
--------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    BISYS Group, Inc.*                                                   30,600       $  1,577,813
--------------------------------------------------------------------------------------------------
  Chemicals - 3.5%
    Air Products & Chemicals, Inc.                                       76,600       $  1,972,450
    Eastman Chemical Co.                                                 24,710            888,016
    PPG Industries, Inc.                                                 32,912          1,625,030
    Rohm & Haas Co.                                                      68,478          2,764,799
                                                                                      ------------
                                                                                      $  7,250,295
--------------------------------------------------------------------------------------------------
  Conglomerates - 1.4%
    Eastern Enterprises Co.                                              48,695       $  2,818,223
--------------------------------------------------------------------------------------------------
  Construction - 0.4%
    Stone & Webster, Inc.                                                66,129       $    843,145
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    International Flavors & Fragrances Inc.                              59,473       $  1,784,190
--------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc.*                                                37,455       $    517,347
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.4%
    Emerson Electric Co.                                                 62,577       $  2,851,165
--------------------------------------------------------------------------------------------------
  Electric and Gas Utility Revenue - 0.9%
    SCANA Corp.                                                          73,914       $  1,760,077
--------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Devon Energy Corp.                                                   34,000       $  1,266,500
    Energy East Corp.                                                    25,589            537,369
                                                                                      ------------
                                                                                      $  1,803,869
--------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Disney (Walt) Co.                                                    53,160       $  1,780,860
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Edwards (A.G.), Inc.                                                 68,961          2,185,202
--------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    Mellon Financial Corp.                                               68,896       $  2,075,492
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.8%
    Archer-Daniels-Midland Co.                                          182,552       $  1,836,930
    General Mills, Inc.                                                  63,900          2,104,706
    Quaker Oats Co.                                                      42,900          2,313,919
    Seagram Ltd.                                                         34,834          1,889,744
    Smucker (J. M.) Co.                                                 116,451          1,695,818
                                                                                      ------------
                                                                                      $  9,841,117
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    Bowater, Inc.                                                        25,015       $  1,230,425
    Weyerhaeuser Co.                                                     17,055            875,135
                                                                                      ------------
                                                                                      $  2,105,560
--------------------------------------------------------------------------------------------------
  Insurance - 9.5%
    American International Group, Inc.                                   16,472       $  1,456,743
    Aon Corp.                                                            76,975          1,611,664
    CIGNA Corp.                                                          28,475          2,101,811
    Gallagher (Arthur J.) & Co.                                          48,448          2,476,904
    Hartford Financial Services Group, Inc.                              70,955          2,217,344
    Jefferson Pilot Corp.                                                28,388          1,477,950
    Lincoln National Corp.                                               81,728          2,273,060
    ReliaStar Financial Corp.                                           103,369          2,887,871
    St. Paul Cos., Inc.                                                 131,573          2,943,946
                                                                                      ------------
                                                                                      $ 19,447,293
--------------------------------------------------------------------------------------------------
  Machinery - 2.1%
    Deere & Co., Inc.                                                    68,466       $  2,447,660
    Ingersoll Rand Co.                                                   49,870          1,910,644
                                                                                      ------------
                                                                                      $  4,358,304
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.2%
    Abbott Laboratories, Inc.                                            81,900       $  2,682,225
    American Home Products Corp.                                         64,416          2,802,096
    Pharmacia & Upjohn, Inc.                                             65,950          3,140,869
    Schering Plough Corp.                                                57,800          2,015,775
                                                                                      ------------
                                                                                      $ 10,640,965
--------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    Halliburton Co.                                                      29,110       $  1,111,638
    Noble Drilling Corp.*                                                54,220          1,951,920
    Valero Energy Corp.                                                 115,330          2,940,915
                                                                                      ------------
                                                                                      $  6,004,473
--------------------------------------------------------------------------------------------------
  Oils - 6.8%
    Chevron Corp.                                                         9,581       $    715,581
    Coastal Corp.                                                        78,081          3,284,282
    Conoco, Inc.                                                         23,124            455,254
    Conoco, Inc., "A"                                                    67,389          1,293,026
    Exxon Mobil Corp.                                                    62,425          4,701,383
    Phillips Petroleum Co.                                               36,536          1,397,502
    Unocal Corp.                                                         77,946          2,085,055
                                                                                      ------------
                                                                                      $ 13,932,083
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.5%
    Gannett Co., Inc.                                                    24,592       $  1,603,091
    New York Times Co.                                                   44,960          1,899,560
    Tribune Co.                                                          40,618          1,581,563
                                                                                      ------------
                                                                                      $  5,084,214
--------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Burlington Northern Santa Fe Railway Co.                             21,779       $    428,774
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    CarrAmerica Realty Corp.                                             24,397       $    518,436
    Equity Residential Properties Trust                                  23,292            930,224
    First Industrial Realty Trust, Inc.                                  22,135            575,510
                                                                                      ------------
                                                                                      $  2,024,170
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                                         125,500       $  1,866,812
--------------------------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Bell Atlantic Corp.                                                  40,154       $  1,965,036
    GTE Corp.                                                            40,000          2,360,000
    Motorola, Inc.                                                        9,621          1,640,381
    SBC Communications, Inc.                                             48,686          1,850,068
                                                                                      ------------
                                                                                      $  7,815,485
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 7.5%
    CTG Resources, Inc.                                                  16,179       $    598,623
    DPL, Inc.                                                            58,700          1,262,050
    Duke Energy Corp.                                                    32,168          1,560,148
    Florida Progress Corp.                                               37,347          1,591,916
    GPU, Inc.                                                            35,354            879,431
    Keyspan Corp.                                                        93,150          1,897,931
    Niagara Mohawk Holdings, Inc.                                       155,135          1,822,836
    NSTAR Co.                                                            49,890          2,042,372
    Peco Energy Co.                                                      53,383          1,991,853
    Pinnacle West Capital Corp.                                          62,970          1,739,546
                                                                                      ------------
                                                                                      $ 15,386,706
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 8.2%
    AGL Resources, Inc.                                                  57,103       $    974,320
    Berkshire Energy Resources Co.                                       36,667          1,301,679
    Columbia Energy Group Co.                                            11,196            660,564
    El Paso Energy Corp.                                                 54,378          2,015,385
    National Fuel Gas Co.                                                61,906          2,534,277
    NICOR, Inc.                                                          46,514          1,412,863
    Providence Energy Corp.                                              26,979            993,164
    Washington Gas Light Co.                                             54,773          1,307,705
    Wicor, Inc.                                                          44,244          1,330,085
    Williams Cos., Inc.                                                 100,330          4,195,048
                                                                                      ------------
                                                                                      $ 16,725,090
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    U.S. West, Inc.                                                      29,000       $ 2,106,125
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $158,251,884
--------------------------------------------------------------------------------------------------
Foreign Stocks - 15.4%
  Canada - 2.6%
    Aliant, Inc. (Telecommunications)                                    87,226       $  2,078,531
    Canadian National Railway Co. (Railroads)                            42,663          1,005,248
    Manitoba Telephone Systems (Telecommunications)                     125,739          2,210,290
                                                                                      ------------
                                                                                      $  5,294,069
--------------------------------------------------------------------------------------------------
  France - 2.2%
    Axa (Insurance)                                                      19,077       $  2,400,173
    Total Fina S.A., ADR (Oils)                                          32,080          2,153,370
                                                                                      ------------
                                                                                      $  4,553,543
--------------------------------------------------------------------------------------------------
  Germany - 0.9%
    Henkel KGaA, Preferred (Chemicals)                                   33,553       $  1,755,873
--------------------------------------------------------------------------------------------------
  Japan - 1.8%
    Fuji Heavy Industries Ltd. (Automotive)                             118,000       $    752,940
    Hitachi Ltd. (Electronics)                                           74,000          1,009,704
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                            138          1,909,339
                                                                                      ------------
                                                                                      $  3,671,983
--------------------------------------------------------------------------------------------------
  Netherlands - 2.4%
    Akzo Nobel N.V. (Chemicals)                                          75,475       $  2,911,345
    Royal Dutch Petroleum Co., ADR (Oils)                                39,420          2,069,550
                                                                                      ------------
                                                                                      $  4,980,895
--------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Nestle S.A. (Food and Beverage Products)                              1,372       $  2,316,588
--------------------------------------------------------------------------------------------------
  United Kingdom - 4.4%
    BP Amoco PLC, ADR (Oils)                                             77,312       $  3,633,664
    British Aerospace PLC (Aerospace)*                                  371,200          1,826,319
    British Telecommunications PLC (Telecommunications)*                    898             15,660
    CGU PLC (Insurance)                                                 133,310          1,588,444
    Diageo PLC (Food and Beverage Products)*                            252,695          1,934,197
                                                                                      ------------
                                                                                      $  8,998,284
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 31,571,235
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $207,743,490)                                          $189,823,119
--------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 2.5%
--------------------------------------------------------------------------------------------------
U.S. Stocks - 2.2%
  Containers - 0.2%
    Owens-Illinois, Inc., 4.75%                                          20,322       $    482,648
--------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Lincoln National Corp., 7.75%                                        25,758       $    425,007
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    Cox Communications, Inc., "PRIZES"                                   11,360       $  1,116,120
    Cox Communications, Inc., 0.25%                                      16,850            925,958
                                                                                      ------------
                                                                                      $  2,042,078
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    NiSource, Inc., 7.75%                                                27,478       $    827,775
    Texas Utilities Co., 9.25%                                           16,714            686,318
                                                                                      ------------
                                                                                      $  1,514,093
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $  4,463,826
--------------------------------------------------------------------------------------------------
Foreign Stocks - 0.3%
  Canada
    Canadian National Railway Co., 5.25%                                 15,067       $    602,680
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $6,031,999)                       $  5,066,506
--------------------------------------------------------------------------------------------------

Convertible Bond - 0.8%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
  Conglomerates
    Loews Corp., 3.125s, 2007 (Identified Cost $1,646,943)              $ 2,011       $  1,616,341
--------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.3%
--------------------------------------------------------------------------------------------------
    Student Loan Marketing Assn.,
      due 3/01/00, at Amortized Cost                                    $ 4,775       $  4,775,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $220,197,432)                                     $201,280,966

Other Assets, Less Liabilities - 1.7%                                                    3,501,858
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $204,782,824
--------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $220,197,432)                                                  $201,280,966
  Investments of cash collateral for securities loaned, at
    value (identified cost, $8,133,367)                               8,133,367
  Cash                                                                    3,030
  Foreign currency, at value (identified cost, $29,830)                  28,850
  Receivable for Fund shares sold                                     1,631,663
  Receivable for investments sold                                     8,959,973
  Interest and dividends receivable                                     404,337
  Deferred organization expenses                                            363
  Other assets                                                               35
                                                                   ------------
      Total assets                                                 $220,442,584
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  6,694,540
  Payable for Fund shares reacquired                                    822,250
  Collateral for securities loaned, at value                          8,133,367
  Payable to affiliates -
    Management fee                                                        3,313
    Distribution and service fee                                          3,813
  Accrued expenses and other liabilities                                  2,477
                                                                   ------------
      Total liabilities                                            $ 15,659,760
                                                                   ------------
Net assets                                                         $204,782,824
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $223,365,127
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (18,918,916)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                  (188,390)
  Accumulated undistributed net investment income                       525,003
                                                                   ------------
      Total                                                        $204,782,824
                                                                   ============
Shares of beneficial interest outstanding                            13,448,883
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $88,477,544 / 5,799,994 shares of
      beneficial interest outstanding)                                $15.25
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $16.18
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $82,794,278 / 5,446,838 shares of
      beneficial interest outstanding)                                $15.20
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $27,541,875 / 1,812,541 shares of
      beneficial interest outstanding)                                $15.20
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,969,127 / 389,510 shares of
      beneficial interest outstanding)                                $15.32
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS (UNAUDITED)
----------------------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
----------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                     $  2,159,354
    Interest                                                                           272,148
    Foreign taxes withheld                                                             (14,198)
                                                                                  ------------
      Total investment income                                                     $  2,417,304
                                                                                  ------------
  Expenses -
    Management fee                                                                $    545,882
    Trustees' compensation                                                              15,986
    Shareholder servicing agent fee                                                     90,978
    Distribution and service fee (Class A)                                             133,826
    Distribution and service fee (Class B)                                             381,814
    Distribution and service fee (Class C)                                             123,425
    Administrative fee                                                                   9,557
    Custodian fee                                                                       61,354
    Printing                                                                            38,782
    Postage                                                                             12,705
    Auditing fees                                                                       14,501
    Legal fees                                                                             113
    Amortization of organization expenses                                                  219
    Registration fees                                                                   96,328
    Miscellaneous                                                                       26,266
                                                                                  ------------
      Total expenses                                                              $  1,551,736
    Fees paid indirectly                                                                (8,101)
    Reimbursement of expenses to investment adviser                                      3,829
                                                                                  ------------
      Net expenses                                                                $  1,547,464
                                                                                  ------------
        Net investment income                                                     $    869,840
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $    156,871
    Foreign currency transactions                                                     (468,201)
                                                                                  ------------
      Net realized loss on investments and foreign currency transactions          $   (311,330)
                                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                   $(21,247,946)
    Translation of assets and liabilities in foreign currencies                        298,820
                                                                                  ------------
      Net unrealized loss on investments and foreign currency translation         $(20,949,126)
                                                                                  ------------
        Net realized and unrealized loss on investments and foreign currency       (21,260,456)
                                                                                  ------------
          Decrease in net assets from operations                                  $(20,390,616)
                                                                                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED              YEAR ENDED
                                                           FEBRUARY 29, 2000         AUGUST 31, 1999
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    869,840           $    761,306
  Net realized gain (loss) on investments and
    foreign currency transactions                                    (311,330)             3,266,775
  Net unrealized gain (loss) on investments and
    foreign currency translation                                  (20,949,126)             4,895,798
                                                                 ------------           ------------
      Increase (decrease) in net assets from operations           (20,390,616)          $  8,923,879
                                                                 ------------           ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $   (461,011)          $   (305,404)
  From net investment income (Class B)                               (258,012)              (214,389)
  From net investment income (Class C)                                (82,422)               (66,138)
  From net investment income (Class I)                                (27,656)               (30,307)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (1,164,029)              (234,405)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (1,178,577)              (338,765)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (372,681)               (81,871)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (50,683)               (16,658)
                                                                 ------------           ------------
      Total distributions declared to shareholders               $ (3,595,071)          $ (1,287,937)
                                                                 ------------           ------------
Net increase in net assets from Fund share
  transactions                                                   $101,963,406           $ 86,624,801
                                                                 ------------           ------------
      Total increase in net assets                               $ 77,977,719           $ 94,260,743
Net assets:
  At beginning of period                                          126,805,105             32,544,362
                                                                 ------------           ------------
  At end of period (including accumulated
    undistributed net investment income of $525,003 and
    $484,264, respectively)                                      $204,782,824           $126,805,105
                                                                 ============           ============

   See notes to financial statements.

FINANCIAL STATEMENTS -- continued

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,             PERIOD ENDED
                                              FEBRUARY 29,             --------------------------------------       AUGUST 31,
                                                      2000               1999            1998            1997            1996*
                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $17.17            $14.20          $14.82          $11.07          $10.00
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                           $ 0.11            $ 0.24          $ 0.22          $ 0.22          $ 0.13
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                          (1.68)             3.17            1.07###         3.91            0.94
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(1.57)           $ 3.41          $ 1.29          $ 4.13          $ 1.07
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.11)           $(0.22)         $(0.20)         $(0.16)         $ --
  From net realized gain on investments and
    foreign currency transactions                     (0.24)            (0.22)          (1.71)          (0.22)           --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.35)           $(0.44)         $(1.91)         $(0.38)         $ --
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $15.25            $17.17          $14.20          $14.82          $11.07
                                                     ======            ======          ======          ======          ======
Total return(+)                                       (9.27)%++         24.27%           9.50%          38.05%          10.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           1.36%+            1.36%           1.46%           1.54%           1.50%+
  Net investment income                                1.31%+            1.47%           1.45%           1.75%           1.83%+
Portfolio turnover                                       36%               97%             89%            118%             56%
Net assets at end of period (000 Omitted)           $88,478           $51,753         $11,146            $510            $477

  (S) Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the
      Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to
      November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                 $ 0.11            $ 0.24          $ 0.11          $ 0.02          $(0.06)
        Ratios (to average net assets):
          Expenses##                                   1.35%+            1.36%           2.20%           3.40%           4.67%+
          Net investment income (loss)                 1.32%+            1.47%           0.70%          (0.15)%         (0.78)%+
    * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  ### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31,
      1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

FINANCIAL HIGHLIGHTS - continued
----------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED        YEAR ENDED    PERIOD ENDED
                                                      FEBRUARY 29,        AUGUST 31,      AUGUST 31,
                                                              2000              1999           1998*
                                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                                     CLASS B
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $17.11            $14.16          $13.61
                                                            ------            ------          ------
Income from investment operations# -
  Net investment income(S)
                                                            $ 0.05            $ 0.14          $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (1.6)             3.15          0.47###
                                                            ------            ------          ------
      Total from investment operations                      $ (1.6)           $ 3.29          $ 0.57
                                                            ------            ------          ------
Less distributions declared to shareholders -
  From net investment income                                $ (0.0)           $(0.12)         $(0.02)
  From net realized gain on investments and
    foreign currency transactions                             (0.2)            (0.22)           --
                                                            ------            ------          ------
      Total distributions declared to
        shareholders                                        $ (0.3)           $(0.34)         $(0.02)
                                                            ------            ------          ------
Net asset value - end of period                             $15.20            $17.11          $14.16
                                                            ======            ======          ======
Total return                                                 (9.57)%++         23.47%           4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.01%+            2.01%           2.11%+
  Net investment income                                       0.66%+            0.83%           0.66%+
Portfolio turnover                                              36%               97%             89%
Net assets at end of period (000 Omitted)                   $82,794           $52,586         $16,786

  (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40%
      of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
       Net investment income (loss)                         $ 0.05            $ 0.14          $(0.02)
       Ratios (to average net assets):
         Expenses##                                           2.00%+            2.01%           2.85%+
         Net investment income (loss)                         0.67%+            0.83%          (0.09)%+
    * For the period from the inception of Class B, November 4, 1997, through August 31, 1998.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  ### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period ended August 31, 1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

FINANCIAL HIGHLIGHTS - continued
---------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED       YEAR ENDED      PERIOD ENDED
                                              FEBRUARY 29,       AUGUST 31,        AUGUST 31,
                                                      2000             1999             1998*
                                               (UNAUDITED)
---------------------------------------------------------------------------------------------
                                                  CLASS C
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $17.10            $14.16            $13.63
                                                   ------            ------            ------
Income from investment operations# -
  Net investment income(S)                         $ 0.05            $ 0.14            $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (1.65)             3.15              0.45###
                                                   ------            ------            ------
      Total from investment operations             $(1.60)           $ 3.29            $ 0.55
                                                   ------            ------            ------
Less distributions declared to shareholders -
From net investment income                         $(0.06)           $(0.13)           $(0.02)
  From net realized gain on investments and
    foreign currency transactions                   (0.24)            (0.22)             --
                                                   ------            ------            ------
      Total distributions declared to
        shareholders                               $(0.30)           $(0.35)           $(0.02)
                                                   ------            ------            ------
Net asset value - end of period                    $15.20            $17.10            $14.16
                                                   ======            ======            ======
Total return                                        (9.52)%++         23.47%             4.02%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                         2.01%+            2.01%             2.09%+
  Net investment income                              0.66%+            0.84%             0.66%+
Portfolio turnover                                     36%               97%               89%
Net assets at end of period (000 Omitted)         $27,542           $19,053            $3,613
  (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40%
      of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)               $ 0.05            $ 0.14            $(0.02)
        Ratios (to average net assets):
          Expenses##                                 2.00%+            2.01%             2.83%+
          Net investment income (loss)               0.67%+            0.84%            (0.09)%+
    * For the period from the inception of Class C, November 5, 1997, through August 31, 1998.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  ### The per share amount is not in accordance with the net realized and unrealized gain (loss)
      for the period ended August 31, 1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

   See notes to financial statements.

FINANCIAL STATEMENTS -- continued

FINANCIAL HIGHLIGHTS - continued
------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED             YEAR ENDED AUGUST 31,           PERIOD ENDED
                                                   FEBRUARY 29,             -------------------------         AUGUST 31,
                                                           2000               1999               1998              1997*
                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $17.24             $14.22             $14.81             $12.20
                                                         ------             ------             ------             ------
Income from investment operations# -
  Net investment income(S)                               $ 0.13             $ 0.31             $ 0.24             $ 0.15
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (1.68)              3.20               1.09###            2.46
                                                         ------             ------             ------             ------
      Total from investment operations                   $(1.55)            $ 3.51             $ 1.33             $ 2.61
                                                         ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                             $(0.13)            $(0.27)            $(0.21)            $ --
  From net realized gain on investments and
    foreign currency transactions                         (0.24)             (0.22)             (1.71)              --
                                                         ------             ------             ------             ------
      Total distributions declared to
        shareholders                                     $(0.37)            $(0.49)            $(1.92)            $ --
                                                         ------             ------             ------             ------
Net asset value - end of period                          $15.32             $17.24             $14.22             $14.81
                                                         ======             ======             ======             ======
Total return                                              (9.09)%++          24.97%              9.83%             21.39%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                               1.01%+             1.01%              1.19%              1.54%+
  Net investment income
                                                           1.61%+             1.85%              1.57%              1.51%+
Portfolio turnover                                           36%                97%                89%               118%
Net assets at end of period (000 Omitted)                $5,969             $3,413               $999               $964

  (S) Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
      1.50% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                            $ 0.13             $ 0.31             $ 0.12             $ 0.03
        Ratios (to average net assets):
          Expenses##                                       1.00%+             1.01%              1.93%              2.67%+
          Net investment income
                                                           1.62%+             0.85%              0.82%              0.35%+
    * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  ### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended
      August 31, 1998, because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Equity Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrower, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $7,838,486. These loans were collateralized by cash of $8,133,367 which was invested in the following short-term obligation:
                                                                AMORTIZED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio         8,133,367      $8,133,367

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 29, 2000, aggregate unreimbursed expenses amounted to $92,616.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $122,964 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,433 for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $144 and $111 for Class B and Class C shares, respectively, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $2,340, $69,066, and $11,522 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $157,490,847 and $62,761,043, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $220,197,432
                                                                 ------------
Gross unrealized depreciation                                    $(28,196,604)
Gross unrealized appreciation                                       9,280,138
                                                                 ------------
    Net unrealized depreciation                                  $(18,916,466)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                     SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                     ----------------------------------         -----------------------------
                             SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------
Shares sold               3,969,492         $66,677,568         3,144,380         $53,319,306
Shares issued to
  shareholders in
  reinvestment of
  distributions              88,638           1,482,186            31,189             505,466
Shares reacquired        (1,271,866)        (21,207,822)         (946,878)        (15,768,741)
                         ----------         -----------         ---------         -----------
    Net increase          2,786,264         $46,951,932         2,228,691         $38,056,031
                         ==========         ===========         =========         ===========

Class B Shares
                     SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                     ----------------------------------         -----------------------------
                             SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------
Shares sold               3,179,193         $53,236,647         2,269,759         $38,132,910
Shares issued to
  shareholders in
  reinvestment of
  distributions              76,897           1,284,416            31,770             508,820
Shares reacquired          (882,221)        (14,489,132)         (413,918)         (6,803,474)
                         ----------         -----------         ---------         -----------
    Net increase          2,373,869         $40,031,931         1,887,611         $31,838,256
                         ==========         ===========         =========         ===========

Class C Shares
                     SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                     ----------------------------------         -----------------------------
                             SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------
Shares sold               1,181,197         $19,670,042         1,123,279         $19,082,909
Shares issued to
  shareholders in
  reinvestment of
  distributions              24,288             405,418             8,003             129,061
Shares reacquired          (506,935)         (8,364,996)         (272,488)         (4,633,129)
                         ----------         -----------         ---------         -----------
    Net increase            698,550         $11,710,464           858,794         $14,578,841
                         ==========         ===========         =========         ===========

Class I Shares
                     SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                     ----------------------------------         -----------------------------
                             SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                 204,290         $ 3,477,157           134,400         $ 2,270,223
Shares issued to
  shareholders in
  reinvestment of
  distributions               4,673              78,338             2,875              46,965
Shares reacquired           (17,473)           (286,416)           (9,523)           (165,515)
                         ----------         -----------         ---------         -----------
    Net increase            191,490         $ 3,269,079           127,752         $ 2,151,673
                         ==========         ===========         =========         ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $793. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

MFS(R) EQUITY INCOME FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III - President and Treasurer,         kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists)                                           call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Ward Smith - Former Chairman (until 1994),             this service, your phone must be equipped with
NACCO Industries (holding company)                     a Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                     For share prices, account balances, exchanges,
Massachusetts Financial Services Company               or stock and bond outlooks, call toll free:
500 Boylston Street                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                  touch-tone telephone.

DISTRIBUTOR                                            WORLD WIDE WEB
MFS Fund Distributors, Inc.                            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Lisa B. Nurme*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) EQUITY INCOME FUND                                       ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MEI-3  4/00 23M 93/293/393/893